EXHIBIT 99.3

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Agreement") made as of this 25th day of February, 1997 by and among AMERICAN INTERNATIONAL PETROLEUM CORP., a Nevada corporation having offices at 444 Madison Avenue, New York, New York 10022 ("Pledgor"), MERCANTILE INTERNATIONAL PETROLEUM INC. a Cayman Islands
Corporation having offices at Mountbattan House, 9 Westhill Street, Nassau, Bahamas ("Issuer") and MG TRADE FINANCE CORP., a Delaware corporation having offices at 520 Madison Avenue, New York, New York 10022 ("Pledgee").

    WHEREAS, American International Refinery, Inc., a wholly-owned subsidiary of Pledgor ("Borrower") has entered into a Loan and Security Agreement, dated December 4, 1990, as subsequently amended, with Pledgee (the "Loan Agreement"), whereby Pledgee agreed to provide a loan facility to Borrower, as a result of which Borrower has incurred and will hereafter incur certain liabilities and obligations to Pledgee; and

         WHEREAS, Pledgor has agreed to guarantee Borrower's performance of its obligations under the Loan Agreement pursuant to the terms of a Corporate Continuing Guarantee dated December 4, 1990 (the "Guarantee"); and

         WHEREAS, Pledger has agreed to secure the performance by Borrower of its obligations under the Loan Agreement by pledging the stock of American International Refinery, Inc., Pledgor's wholly-owned subsidiary, pursuant to the terms of a Pledge Agreement dated December 4, 1990 (the "AIRI Pledge Agreement"); and

         WHEREAS, Pledgor has agreed to grant further security and assurance to Pledgee in order to secure the performance by Borrower of such obligations and to that effect pledge to Pledgee one million (1,000,000) shares of the common stock of Issuer, whose common shares are listed on The Toronto Stock Exchange, owned by Pledgor (the "Pledged Securities").

         NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1. Security Interest. As security for the Borrower's present and future Obligations (as that term is defined in the Loan Agreement) to Pledgee under the Loan Agreement, including any renewals or extensions thereof, and all of the Pledgor's present and future duties and obligations to Pledgee hereunder, Pledgor hereby delivers, pledges and assigns to Pledgee and creates in Pledgee a first security interest in all of its right, title and interest in, to and under all of the Pledged Securities, together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, by reason thereof, in exchange thereof or in substitution therefor (all such property of Pledgor being hereinafter referred to as the "Collateral").

         2. Dividends, Options or Other Adjustments. Prior to the full payment and performance by the Borrower of its Obligations to Pledgee under the Loan Agreement, but not longer than the period this Agreement is in effect, Pledgee shall receive, as Collateral, any and all additional shares of stock or any other property of any kind (other than cash) distributable on or by reason of the Collateral pledged hereunder, whether in the form of or by way of warrants, dividends, total or partial liquidation, conversion, exchange, prepayments or redemptions (in whole or in part), or otherwise. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Pledgee, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold such property in trust for Pledgee and shall transfer and deliver the same to Pledgee within 5 days of Pledgor's receipt thereof.

         3. Delivery of Share Certificates; Stock Powers. All instruments and share certificates representing the Collateral are being delivck powers duly executed in blank, as appropriate. Pledgor shall promptly deliver to Pledgee, or cause the Issuer or such other entity issuing Collateral to deliver directly to Pledgee, share certificates or other documents representing Collateral acquired or received after the date of this Agreement together with assignments thereof and/or stock powers duly executed in blank, as appropriate. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank or assignments are required, Pledgor shall promptly execute and deliver such stock powers and or assignments as Pledgee may request.

         4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation, as Pledgor's true and lawful attorney-in-fact for the purpose of carrying out the provisions of this Agreement upon the occurrence of an Event of Default and after the applicable cure period described in Section 11 of the Loan Agreement and to the full extent permitted by law to exercise all rights and remedies granted to Pledgee hereunder, including to affix to certificates and documents representing the Collateral the assignments or stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Pledgee or Pledgee's nominee and thereafter to exercise as to such Collateral all the rights, power and remedies of an owner. Pledgee shall act in good faith in exercising the rights granted to it pursuant to this Section 4. The power of attorney granted pursuant to this Agreement and all authority hereby conferred is granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any such power. This power of attorney shall be irrevocable as one coupled with an interest prior to the satisfaction in full of all of Pledgor's and Borrower's Obligations to Pledgee.


         5.       Inducing Representations.

         (a) Pledgor represents and warrants to Pledgee that:

               (i) It is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances and restrictions, on the transfer and assignment thereof, other than the security interest created by this Agreement and the restrictions on transfer set forth in Section 11(i) of this Agreement, and it has the unqualified right and authority to execute this Agreement and to pledge the Collateral to Pledgee as provided for herein:

             (ii) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                  (iii) (A) The Collateral is fully paid, validly issued and non-assessable; (B) the holder or holders of such Collateral are not and will not be subject to any personal liability as such holder; and (C) such Collateral is not subject to any contractual restrictions to which Pledgor is a party, other than the restriction on transfer set forth in Section 11(i) of this Agreement, or any charter, by-law, statutory or other contractual restrictions, governing the issuance, transfer, ownership or control of such Collateral, except as any sale or transfer may be limited under the rules of the Toronto Stock Exchange and under Canadian provincial and United States Federal or state security laws;

               (iv) Any consent, approval or authorization of or designation or filing with any authority which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                    (v) The execution, delivery and performance of this Agreement by Pledgor will not violate any provision of law, rule or regulation or any order of any court or other governmental agency to which it is subject, its Certificate of Incorporation and By-Laws, any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets are bound, or be in conflict with, result in a breach of, or constitute a default under (with or without notice or lapse of time), any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its Properties or assets; and

                   (vi) It has deposited with or caused to be deposited with Pledgee the Pledged Securities duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto.

                   (vii) The Guarantee Agreement and the AIRI Pledge Agreement are in full force and effect and will continue to be so, without amendment or modification by virtue of the execution of this Agreement, the amendment to the Loan Agreement of even date in the form attached hereto as Exhibit A, and all the transactions described therein and related thereto.

         (b) Issuer represents and warrants to Pledgee that

                  (i) (A) The Collateral is fully paid, validly issued and non-assessable; (B) that holder or holders of such Collateral are not and will not be subject to any personal liability as such holder; (C) there are no outstanding options, warrants or other agreements with respect to the Collateral; and (D) the Collateral is not subject to any contractual restrictions to which the Issuer is a party, or any charter, by law, statutory or other contractual restrictions, governing the issuance, transfer, ownership or control of such Collateral, except as any sale or transfer may be limited under Canadian, Federal or State security laws, or as set forth herein;

                  (ii) Any consent, approval or authorization of or designation of filing with any authority which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                  (iii) The execution, delivery and performance of this Agreement by Issuer will not violate any provision of law, rule or regulation or any order of any court or other governmental agency to which it is subject, its Certificate of Incorporation and By-Laws, any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets are bound, or be in conflict with, result in a breach of, or constitute a default under (with or without notice or lapse of time or both), any such indenture, agreement or other instrument, or result in the creation of imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets.

         6. Obligations of Pledgor. Pledgor further represents, warrants and covenants to Pledge that:

                  (a) It will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral it purports to own (other than as created under this Agreement) during the term of the pledge established hereby unless the net proceeds of the aforementioned conveyance are paid to Pledgee in reduction of Borrower's Obligation under the Loan Agreement;

                  (b) It will, at its own expense at any time and from time to time at Pledgee's request, do, make procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by Pledgee to further preserve, establish, demonstrate or enforce Pledgee's rights, interests and remedies created by, provided in or emanating from this Agreement; and

                  (c) It will not take any action or omit to take any action, the effect of which is to prevent Pledgee from exercising, or to impair Pledgee's ability to exercise, it rights under Section 11(a) of this Agreement.


         7. Obligations of Pledgee. Pledgee represents, warrants and covenants to Pledgor that, except as permitted by this Agreement, it will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral, except that Pledgee may assign the security interest granted hereunder.

         ny action or omit to take any action, the effect of which is to prevent Pledgee from exercising, or to impair Pledgee's ability to exercise, its rights under Section 11(a) of this Agreement.


      9. Rights of Pledgor.

                So long as no Event of Default has occurred and is continuing after the applicable cure period described in Section 11 of the Loan Agreement, if any, and so long as Pledgee has not transferred the Collateral to its own name:

                  (i) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral; and

                  (ii) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement or the Guarantee. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Collateral, which proxy shall be effective upon the occurrence and continuation of an Event of Default and upon Pledgee transferring the Collateral to its own name.

                  (iii) Pledgor shall have the right to demand from time to time all or a portion of the Collateral be transferred on Pledgee's behalf to brokers for sale and the application of the net proceeds of such sale to repay Borrower's Obligations under the Loan Agreement.

         Upon the request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Collateral purported to be owned by Pledgor as Pledgee may request.

         10. Rights of Pledgee. Pledgee may at any time and without notice, discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral or pay for the maintenance and preservation of the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Pledgee (including reasonable attorneys' fees and disbursements), in connection therewith, shall, at Pledgee's option, be reimbursed by Pledgor on demand with interest thereon at a rate equivalent to 3 percent (3%) above the floating prime rate (or the "base rate" if there is no prime rate then in effect) charged by The Chase Manhattan Bank, N.A., New York, New York.

         11. Event of Default; Remedies.

                  (a) Pledgee may:

                (i) At any time following the occurrence of an Event of Default and prior to the cure thereof, cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise all the rights of an owner of such Collateral,

                    (ii) At any time following the occurrence of an Event of Default and prior to the cure thereof, subject to Section 11(i) below, sell the

Collateral on such terms and in such manner as Pledgor desires in compliance with the Uniform Commercial Code as in effect in the State of New York;

              (iii) At any time following the occurrence and continuation of an Event of Default and prior to the cure thereof, collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and apply the same to any of Pledgor's Obligations under the Loan Agreement, in such manner and order as Pledgee may decide in its sole discretion; and

               (iv) At any time following the occurrence of an Event of Default and prior to the cure thereof, enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

                  (b) All of the Pledgee's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

                  (c) Pledgee may elect to obtain the advice of any investment banking firm with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. All payments received by Pledgee in respect of a sale of Collateral shall be applied to the Borrower's Obligations under the Loan Agreement in the manner determined by Pledgee in its sole discretion, as and when such payments are received.

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason oSecurities Act of Canada, Securities Act of 1933, as amended, and state securities laws, and may be compelled to resort to private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor acknowledges and agrees, subject to Section 11(i), that Pledgee may sell the Collateral in one or more private sales in accordance with the Uniform Commercial Code as enacted in New York and any other applicable law, and that Pledgee has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

          (f) Upon any sale or other disposition pursuant to this Agreement, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Collateral free from any claim or right of any kind whatsoever, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permittedaw or not prohibited by this Agreement, all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (g) Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Pledgee may, without notice or publication, adjourn any private or public sale, and, upon five (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

          (h) Subject to subsection 11(i) below, at any time after (i) Pledgor breaches its representation, warranty and covenant under Section 6(c) of this Agreement or (ii) the Issuer breaches its representations, warranties or covenants under Section 7 of this Agreement, (either such event shall constitute a "Further Default"), Pledgee may sell the Collateral in accordance with the terms set forth herein or in accordance with the provisions of the Loan Agreement respecting the disposition of Collateral as that term is defined therein.

          (i) The Pledgee shall sign an acknowledgment (the "Acknowledgment") with Issuer that for so long as it holds the Pledged Securities, the sale of the Pledged Securities are subject to the following restrictions:

(A) No Pledged Securities shall be sold to any "U.S. person" (as such term is defined in Regulations S promulgated under the U.S. Securities Act of 1933), except in compliance with applicable U.S. federal and state securities law;

(B) No Pledged Securities shall be sold in Canada, including on The Toronto Stock Exchange, or to any resident of Canada until forty (40) days after the execution date of this Agreement, and, in any event, only in compliance with applicable law;

(C) Pledgee shall not sell into the market on any trading day more than 10% of the total number of shares of the Issuer traded on The Toronto Stock Exchange on the preceding twenty (20) trading days prior to such sale;

(D) Notwithstanding (C) above, the maximum total number of Pledged Securities that may be sold into the market by Pledgor and Pledgee over any five (5) consecutive trading days shall be 250,000 shares of the Common Shares of Issuer, with Pledgor agreeing to defer its sales of Common Shares of Issuer to the extent Pledgee wishes to sell in order not to violate this provision;

(E) Pledgee shall not sell, transfer or otherwise dispose of more than the number of Pledged Securities representing 5% of the then outstanding shares of the Issuer to any party or group of related parties without the prior written consent of the Issuer; and

(F) Pledgee shall not short sell the shares of the Issuer at any time.

         As used herein, "Event of Default" shall mean and include (i) the occurrence of any Event of Default under the Loan Agreement or the Guarantee
(ii) any material misrepresentation by Pledgor or the Issuer in or with respect to any provision of this Agreement, (iii) the failure of Pledgor or the Issuer to perform any material obligation, or the breach of any material covenant, under this Agreement, or (iv) any attachment of the Collateral at any time pursuant to any court order or other legal process.

         12. Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Pledgee in the following order:

           (a) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the reasonable compensation of Pledgee's agents and attorneys; and

           (b) to the payment to Pledgee of an amount equal to of the Borrower's Obligations to Pledgee under the Loan Agreement; and

                           (c) to the  payment to Pledgor  of any  surplus  then
remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Pledgee has actual notice.

         13. Termination. This Pledge Agreement shall continue in full force and effect until the earlier of the

                  (a) date on which all the Borrower's Obligations under the Loan Agreement and Pledgor's obligations under this Agreement have been paid in full and satisfied or

               (b) the payment in full of the Issuer's  Notes referred to in the
Loan  Agreement,   together  with  any  accrued  and  unpaid  interest  and  the satisfaction of Pledgor's obligations hereunder.

         14. Expenses of Pledgee. All expenses (including reasonable fees and disbursements of counsel) incurred by Pledgee in connection with any actual or attempted sale, exchange of, or any enforcer whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of any of Borrower's Obligations under the Loan Agreement or of any additional amounts owing by Pledgor or to cover Pledgee's costs of acting against the Collateral, shall be deemed to be part of Borrower's Obligations and Pledgee may apply the Collateral to payment of or reimbursement of itself for such expenses.

         15. General Provisions.

                  (a) Pledgee and its assigns shall have no obligation in respect of the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement. Pledgee shall be deemed to have used reasonable care in holding the Collateral if it exercises the same degree of care with respect to the Collateral as it exercises with respect to its own property.

                  (b) The Issuer, on its own behalf and on behalf of its successors and assigns, solely in its capacity as issuer of the Collateral, hereby acknowledges Pledgee's security interest in the Collateral and further agrees (i) to deliver to Pledgee any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to Pledgor by virtue of its ownership of the Pledged Securities or upon exercise by Pledgor of any option, warrant or right attached to the Pledged Securities owned by Pledgor, and (ii) upon written notice by Pledgee that an Event of Default has occurred and is continuing (which notice shall be conclusive), to pay Pledgee any and all cash dividends which might be declared and payable (including any unpaid dividend accrued prior to the date of such notice) on such Pledged Securities. Any and all actions taken by the Issuer pursuant to this paragraph (b) shall be deemed to have been taken upon the irrevocable request and instructions of Pledgor, and are hereby confirm

                  (c) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, or by telecopy, as follows:

If to Pledgor:

American International Petroleum Corp.
444 Madison Avenue
New York, NY  10022
Attention: Dr. George N. Faris
Telecopier No. (212) 688-6057

If to Pledgee:

MG Trade Finance Corp.
520 Madison Avenue
New York, NY  10022
Attention: President
Telecopier (212) 223-0627

If to Issuer:

Mercantile International Petroleum, Inc.
Mountbattan House
9 Westhill Street
P.O. Box N-10543
Nassau, Bahamas
Attention: Jeffrey Waterous
Telecopier No. (242) 356-0201

If to the Custodian:

Duker Barrett Gravante & Markel LLP
1585 Broadway
New York, New York  10036
Attention:  Kathleen M. Franklin, Esq./Michael Vogel, Esq.
Telecopier No. (212) 969-5650

Any party hereto may change its address for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                  (d) No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement. The representations, covenants and agreements of Pledgor and the Issuer herein contained shall survive the date hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and legal representatives. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT ALL MATTERS INVOLVING SECURITY INTERESTS IN AND/OR LIENS ON COLLATERAL LOCATED IN STATES OTHER THAN NEW YORK SHALL BE GOVERNED BY THE LAW OF THE STATE IN WHICH THE SUBJECT COLLATERAL IS LOCATED.

                  (e) This Agreement and the other agreements to which it refers constitute the complete agreement between the parties with respect to the subject matter and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged. There are no agreements between the parties with respect to the subject matter which are not in a writing signed by the party to be charged. This Agreement replaces any and all proposals, commitments and promises with respect to the subject matter, all of which are merged herein and replaced hereby.

                  (f) The Pledged Securities, in form acceptable for transfer, shall be held in the custody of Duker Barrett Gravante & Markel LLP (the "Custodian"). Upon receipt by the Custodian of a certif Default has occurred or that Pledgor has made a demand to liquidate a portion of the Pledged Securities pursuant to Section 9(a)(iii) of this Agreement, the Custodian shall deliver the Pledged Securities to Pledgee or to a broker, on Pledgee's behalf, pursuant to
Section 9(a)(iii) of this Agreement. Upon receipt by the Custodian of a certificate signed by the Pledgee stating that the Borrower's and Pledgor's Obligations to Pledgee, have been satisfied in full or this Agreement is terminated, the Custodian shall deliver the Pledged Securities to the Pledgor.

         The Custodian shall exercise reasonable care in the custody of the Pledged Securities in its possession at any time, but shall be deemed to have exercised reasonable care if the Pledged Securities are accorded treatment substantially equal to that which the Custodian accords its own property (it being understood that the Custodian shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relevant the Pledged Securities and whether or not the Custodian has or is deemed to have knowledge of such matters), unless the Custodian is expressly directed to take such action upon written request of Pledgee, but no failure to comply with any such request nor any omission to do any such act requested by the Pledgee shall be deemed a failure to exercise reasonable care, nor shall any failure of the Custodian to take necessary steps to preserve rights against any parties with respect to the Pledged Securities in its possession be deemed a failure to exercise reasonable care. The Custodian shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind unless caused by its wilful misconduct or gross negligence.

         The Custodian may act in reliance upon any instrument or signature believed to be genuine and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so.

         The Custodian does not have and will not have any interest in the Pledged Securities, but is serving only as Custodian and having only possession thereof. Upon delivery of the Pledged Securities to Pledgor or Pledgee pursuant to this Paragraph 15(f), Custodian shall be fully released from all liability and obligations with respect to the Pledged Securities.

         Pledgee, Pledgor and Issuer (solely with respect to the Issuer, as to events resulting from a breach of its representations heand hold harmless the Custodian and its partners, employees and agents from and against any and all claims, injuries, losses, damages, penalties, actions, judgments, suits, liabilities, costs and expenses of whatever kind or nature (including, without limitation, fees and disbursements of counsel) which may at any time be asserted against, imposed upon or incurred by the Custodian or any of is partners, employees or agents in any way relating to or arising out of or concerning Custodian's duties or services hereunder. If any action, claim or proceeding shall be brought or asserted against the Custodian or any of its partners, employees or agents in respect of which indemnity may be sought from Pledgee, Pledgor and/or Issuer (solely with respect to the Issuer, as to events resulting from a breach of its representations hereunder) the Custodian or any such partner, employee or agent shall have the right to employ counsel of its choice in the defense of any such action, claim or proceeding and the fees and expenses of such counsel shall be immediately paid by Pledgee, Pledgor and/or Issuer (solely with respect to the Issuer, as to events resulting from a breach of its representations hereunder) to the Custodian or such counsel upon the Custodian's request.

         The respective indemnities of the Pledgee, Pledgor and the Issuer set forth in and made pursuant to this Agreement will remain in full force and effect and will survive the termination of this Agreement.

                  (g)(i) All actions or proceedings with respect to this Agreement shall be instituted exclusively in the courts of the State of New York, New York County or the United States District Court sitting in New York, New York, and by execution and delivery of this Agreement, all parties irrevocably and unconditionally submit to the personal jurisdiction of each such court, and irrevocably and unconditionally waive (X) any objection to the propriety of jurisdiction, service of process or venue in any of such courts,
(Y) anyy claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

                    (ii) The Issuer hereby irrevocably designates, appoints and empowers C T Corporation Systems with offices on the date hereof at 1633 Broadway, N.Y., N.Y. 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding arising out of or related to this Agreement. If for any reason such designee, appointee and agent shall cease to be available to act as such, Issuer agrees to designate a new designee, appointee and agent in the State of New York on the terms and for the purposes of this provision satisfactory to Pledgee. Issuer further irrevocably consents to service of process out of court in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address for notice of the Issuer herein, such notice to become effective 30 days after such mailing. Nothing herein shall affect the right of the Pledgee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise against Issuer, as the case may be, in any other jurisdiction.

                  (h)  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Capitalized terms used but not defined herein shall have the same meaning as in the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

                                      AMERICAN INTERNATIONAL PETROLEUM CORP.

                                      By:___________________________________
                                      Title:________________________________


                                      MG TRADE FINANCE CORP.

                                      By:___________________________________
                                      Title:________________________________


                                      MERCANTILE INTERNATIONAL PETROLEUM INC.

                                      By:_____________________________
                                      Title:___________________________


Acknowledged and Agreed to:

DUKER BARRETT GRAVANTE & MARKEL LLP

By:_______________________________
Title:____________________________
("Custodian")